Exhibit 1.1

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 1/8 EX-3.1 4 tm2129724d4_ex3-1.htm EXHIBIT 3.1   Exhibit 3.1   Request ID:        026453832 Province of Ontario Date Report Produced: 2021/07/16 Demande n°: Province de l'Ontario Document produit le: Transaction ID: 079982715 Ministry of Government Services Time Report Produced: 15:43:52 Transaction n°: Ministère des Services gouvernementaux Imprimé à: Category ID:      CT     Catégorie:       Certificate of Incorporation Certificat de constitution   This is to certify that Ceci certifie que   AKANDA CORP .   Ontario Corporation No. Numéro matricule de la personne morale en Ontario   002854618   is a corporation incorporated, est une société constituée aux termes under the laws of the Province of Ontario. des lois de la province de l'Ontario.   These articles of incorporation Les présents statuts constitutifs are effective on entrent en vigueur le   JULY 16 JUILLET, 2021       Director/Directeur Business Corporations Act/Loi sur les sociétés par actions

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 2/8     Page: 1       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618             FORM 1   FORMULE NUMÉRO 1       BUSINESS CORPORATIONS ACT / LOI SUR LES SOCIÉTÉS PAR ACTIONS   ARTICLES OF INCORPORATION STATUTS CONSTITUTIFS   1. The name of the corporation is: Dénomination sociale de la compagnie: AKANDA CORP.       2. The address of the registered office is: Adresse du siège social:       77                                    KING STREET WEST Suite 400   TORONTO-DOMINION CENTRE     (Street & Number, or R.R. Number & if Multi-Office Building give Room No.) (Rue et numéro, ou numéro de la R.R. et, s'il s'agit édifice à bureau, numéro du bureau)     TORONTO ONTARIO   CANADA M5K 0A1       (Name of Municipality or Post Office) (Postal Code/ Code postal)   (Nom de la municipalité ou du bureau de poste)       3. Number (or minimum and maximum number) of directors is: Nombre (ou nombres minimal et maximal)   Minimum 1 d'administrateurs: Maxium 10     4. The first director(s) is/are: Premier(s) administrateur(s):       First name, initials and surname Resident CanadianState                    Yes or No   Prénom, initiales et nom de famille Résident Canadien                            Oui/Non       Address for service, giving Street & No. Domicile élu, y compris la rue et le   or R.R. No., Municipality and Postal Code numéro, le numéro de la R.R., ou le nom   de la municipalité et le code postal     * PHILIP NO   VAN DEN BERG         77 KING STREET WEST Suite 400     TORONTO-DOMINION CENTRE     TORONTO ONTARIO     CANADA M5K 0A1

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 3/8     Page: 2       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618         5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.   None.   6. The classes and any maximum number of shares that the corporation is authorized to issue: Catégories et nombre maximal, s'il y a lieu, d'actions que la compagnie est autorisée à émettre:   The Corporation is authorized to issue an unlimited number of preferred shares, issuable in series and an unlimited number of Common shares.

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 4/8     Page: 3       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618         7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series: Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions que peut être émise en série:   A. PREFERRED SHARES   The rights, privileges, restrictions and conditions attaching to the preferred shares, issuable in series, as a class, are as follows:   1.       The preferred shares may at any time and from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the board of directors of the Corporation.   2.       The board of directors of the Corporation shall, subject as hereinafter provided, by resolution duly passed before the issue of the preferred shares of each series, fix the designation, rights, privileges, restrictions and conditions to be attached to the preferred shares of such series.   3.       With respect to payment of dividends and priority in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the preferred shares of each series shall be entitled to preference over the Common shares of the Corporation and over any other shares ranking junior to the preferred shares; and the preferred shares of each series may also be given such other preferences over the Common shares and any other shares ranking junior to the preferred shares as may be determined as to the respective series authorized to be issued.   4.       The preferred shares of each series shall rank on a parity with the preferred shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.   B. COMMON SHARES   The rights, privileges, restrictions and conditions attaching to the Common shares, as a class, are as follows:   1. Dividends   Subject to the prior rights of the holders of the preferred shares of the Corporation, the board of directors of the Corporation may declare and cause to be paid dividends to the holders of the Common shares from any assets at the time properly applicable to the payment of dividends.

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 5/8     Page: 4       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618         7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series: Droits, privilèges, restrictions et conditions, s'il y a lieu, rattaches à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions que peut être émise en série:   2. Liquidation, Dissolution or Winding-Up   In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the preferred shares of the Corporation, the holders of the Common shares shall be entitled to receive the remaining assets of the Corporation.   3. Voting Rights   The holders of the Common shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation, and shall be entitled to one vote in respect of each Common share held at such meetings, except a meeting of holders of a particular class of shares other than the Common shares who are entitled to vote separately as a class at such meeting.

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 6/8     Page: 5       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618         8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows: L'émission, le transfert ou la propriété d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les suivantes:   Shares of the Corporation may not be transferred unless the restrictions on the transfer of securities of the Corporation contained in section 9 of the articles of the Corporation entitled "Other provisions, if any" are complied with.

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 7/8     Page: 6       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618         9. Other provisions, (if any, are): Autres dispositions, s'il y a lieu:   Securities of the Corporation, other than non-convertible debt securities, shall not be transferred without either:   (a)       the approval of the directors of the Corporation, expressed by a resolution passed at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors; or   (b)       the approval of the holders of at least a majority of the shares of the Corporation entitling the holders thereof to vote in all circumstances (other than a separate class vote of the holders of another class of shares of the Corporation) outstanding at the time, expressed by a resolution passed at a meeting of the holders of those shares or by an instrument or instruments in writing signed by the holders of a majority of those shares.

2/23/23, 4:42 PM https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm https://www.sec.gov/Archives/edgar/data/1888014/000110465922009804/tm2129724d4_ex3-1.htm 8/8     Page: 7       Ontario Corporation Number Request ID / Demande n°   Numéro de la compagnie en Ontario       26453832   2854618         10. The names and addresses of the incorporators are Nom et adresse des fondateurs   First name, initials and last name Prénom, initiale et nom de or corporate name famille ou dénomination sociale   Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code Domicile élu, adresse du siège social au adresse de l'établissement principal, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal   * PHILIP VAN DEN BERG   77 KING STREET WEST Suite 400 TORONTO-DOMINION CENTRE TORONTO ONTARIO CANADA M5K 0A1

EX-3.2 5 tm2129724d4 ex3-2.htm EXHIBIT 3.2 Form 3 Business Corporations Act Formule 3 Loi surles societes par actions • For Ministry Use Only A l'usage exclusif du minislere f'\;-. Ministry of Government tJr? 3ndConsumerServ1ces Ontario CERTIFICA"f'I:: This is to cert.ify •hat 1.llese articles are effective on Ministere <:1es Services gouvernementaux P.t des Services aux consommateurs CERT!l!=ICAT CP.c, certifie que 1es presents statuts entrent en v1gueur le AUGUSl 3 O AOOt 2021 ,., • Jtf'~~J/?J ® !)irector I D1rectnce . i3usiness coroorations Act 1 1_01 sur 1es f.ociAtes oar actmns ARTICLES OF AMENDMENT STATUTS DE MODIFICATION 1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS) Ontario Corporation Number Numero de la societe en Ontario 2854618 Denomination socia\e actuelle de la societe (ecrire en LETTRES MAJUSCULES SEULEMENT): A K A N D A C 0 R p 2. The name of the corporation is changed to (if applicable ): (Set out in BLOCK CAPITAL LETTERS) Nouvelle denomination socia\e de la societe (s'il ya lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT) : 3. Date of Incorporation/amalgamation: Date de la constitution ou de la fusion : 2021/07/16 (Year, Monll1, Day) (annee, mois, jour) Exhibit3.2 I I 4. Complete only If there is a change In the number of directors or the minimum/ maximum number of directors. 07119 (2011105) 5. II taut rempllr cette parlie seulement sl le nombre d'admlnistrateurs ou sl le nombre minimal ou maximal d'admlnlstrateurs a change. Number of directors is/are: Nombre d'administrateurs : Number Nombre or OU minimum and maximum number of directors is/are: nombres minimum et maximum d'administrateurs : minimum and maximum minimum et maximum The articles of the corporation are amended as follows: Les statuts de la societe sont modifies de la fa9on suivante : See page 1A attached. © Queen's Printer for Ontario, 2011 / © lmprimeur de la Reine pour l'Onlarlo, 2011 Page 1 of/de 2

SCHEDULE "A" TO ARTICLES OF AMENDMEN"r Tile Articles of Iha Corporation are amended as follows: 1. to remove the reslrictlori on the transfer of shares set out in paragraph 8 of the arllcles of the Corporatron by delellng U,e rollowing provision In its en\frety: "Shares of the Corporation may not be transferred unless the restrict1ons on the transfef of securities of the Corporation contained in section 9 of the articles of the Corporation entitled "OU1er provisions if any" are complied with." and to substitute therefore the following words: "No Restrict1ons." 2. to remove from paragraph 9 of the articles of t he Corporation the following provisions in their entirety: "Securities of the Corporation, other than non-convertible debt securities, shall not be transferred without either: (a) (b) the approval of the directors of the Corporation, expressed by a resolution passed at a meeting of the directors or by an ln-strument or instruments in writing signed by a majority of the directors; or l.he approval of the holders of at least a majority of tt,e shares or the Corporation entitling the holders thereor to vote in all circumstances (other than a separate class vote of the holders of another class of shares or the Corporation) outstanding al the time, expressed by a resolution passed at a meeting of the holders or those sllares or by an instrument or instruments in writing signed by the holders of a majority of those shares." and to substitute therefore th.e following words: "None." NATDOCS'<(l738'1938\V-1 1.A I

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2021/08/30

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

AKANDA CORP.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par: DocuSigned by: Tejinder Virk
B3FA4D1FEE3749F...

(Signature)
(Signature)

Director

(Description of Office)
(Fonction)

07119 (2011/05)

Page 2 of/de 2

Ontario

Ministry of Public and
Business Service Delivery
Ministère des Services au public et
aux entreprises

Certificate of Amendment

Certificat de modification

Business Corporations Act

Loi sur les sociétés par actions

AKANDA CORP.

Corporation Name / Dénomination sociale

2854618

Ontario Corporation Number / Numéro de société de l'Ontario

This is to certify that these articles are effective on

La présente vise à attester que ces statuts entreront en vigueur le

March 08, 2023 / 08 mars 2023

V. Quintanilla W.

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

The Certificate of Amendment is not complete without the Articles of Amendment

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

V. Quintanilla W.

Director/Registrar

Ce certificat de modification n'est pas complet s'il ne contient pas les statuts de modification

Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

V. Quintanilla W.

Directeur ou registrateur

Ministry of Public and Business Service Delivery Articles of Amendment Business Corporations Act Corporation Name (Date of Incorporation/Amalgamation) AKANDA CORP. (July 16, 2021) 1. The name of the corporation is changed to: Not amended 2. The number of directors or the minimum/maximum number of directors are amended as follows: Not amended 3. The articles are amended as follows: A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None": Not amended B. The classes and any maximum number of shares that the corporation is authorized to issue: To consolidate the issued and outstanding common shares of the Corporation on the basis of one (1) post-consolidation common share for ever ten (10) existing pre-consolidation common shares, provided that no fractional common shares of the Corporation shall be issued in connection with the consolidation and the number of common shares to be received by any one shareholder shall be rounded down to the nearest whole number of common shares. C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable": Not amended BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - March 08, 2023 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 1 of 2 Ontario ti,

D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None": Not amended E. Other provisions: Not amended 4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act. 5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on: November 22, 2022 The articles have been properly executed by the required person(s). BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - March 08, 2023 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 2 of 2

Ontario

Ministry of Public and Business Service Delivery
Ministère des Services au public et aux entreprises

Certificate of Amendment

Business Corporations Act

Certificat de modification

Loi sur les sociétés par actions

AKANDA CORP.

Corporation Name / Dénomination sociale

2854618

Ontario Corporation Number / Numéro de société de l’Ontario

This is to certify that these articles are effective on

La présente vise à attester que ces statuts entreront en vigueur le

May 23, 2024 / 23 mai 2024

V. Quintanilla W.

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

The Certificate of Amendment is not complete without the Articles of Amendment

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

V. Quintanilla W.

Director/Registrar

Ce certificat de modification n’est pas complet s’il ne contient pas les statuts de modification

Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

V. Quintanilla W.

Directeur ou registrateur

Ministry of Public and Business Service Delivery Articles of Amendment Business Corporations Act Corporation Name (Date of Incorporation/Amalgamation) AKANDA CORP. (July 16, 2021) 1. The name of the corporation is changed to: Not amended 2. The number of directors or the minimum/maximum number of directors are amended as follows: Not amended 3. The articles are amended as follows: A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None": Not amended B. The classes and any maximum number of shares that the corporation is authorized to issue: To consolidate the issued and outstanding common shares of the Corporation on the basis of one (1) post-consolidation common share for every forty (40) existing pre-consolidation common shares, provided that no fractional common shares of the Corporation shall be issued in connection with the consolidation and the number of common shares to be received by any one shareholder shall be rounded down to the nearest whole number of common shares.    BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - May 23, 2024 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 1 of 2 Ontario ti,

C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable": Not amended D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None": Not amended E. Other provisions: Not amended 4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act. 5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on: May 06, 2024 The articles have been properly executed by the required person(s). BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - May 23, 2024 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 2 of 2

Ontario

Ministry of Public and Business Service Delivery
Ministère des Services au public et aux entreprises

Certificate of Amendment

Business Corporations Act

Certificat de modification

Loi sur les sociétés par actions

AKANDA CORP.

Corporation Name / Dénomination sociale

2854618

Ontario Corporation Number / Numéro de société de l'Ontario

This is to certify that these articles are effective on

La présente vise à attester que ces statuts entreront en vigueur le

November 13, 2024 / 13 novembre 2024

V. Quintanilla W.

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

The Certificate of Amendment is not complete without the Articles of Amendment

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

V. Quintanilla W.

Director/Registrar

Ce certificat de modification n'est pas complet s'il ne contient pas les statuts de modification

Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

V. Quintanilla W.

Directeur ou registrateur

Ministry of Public and Business Service Delivery Articles of Amendment Business Corporations Act Corporation Name (Date of Incorporation/Amalgamation) AKANDA CORP. (July 16, 2021) 1. The name of the corporation is changed to: Not amended 2. The number of directors or the minimum/maximum number of directors are amended as follows: Not amended 3. The articles are amended as follows: A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None": Not amended B. The classes and any maximum number of shares that the corporation is authorized to issue: The articles are amended as follows: To consolidate the issued and outstanding common shares of the Corporation on the basis of one (1) post-consolidation common share for every two (2) existing pre-consolidation common shares, provided that no fractional common shares of the Corporation shall be issued in connection with the consolidation and the number of common shares to be received by any one shareholder shall be rounded down to the nearest whole number of common shares. BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - November 13, 2024 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 1 of 2 Ontario ti,

C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable": Not amended D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None": Not amended E. Other provisions: Not amended 4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act. 5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on: March 22, 2024 The articles have been properly executed by the required person(s). BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - November 13, 2024 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 2 of 2

Ministry of Public and Business Service Delivery Ministère des Services au public et aux entreprises Certificate of Amendment Certificat de modification Business Corporations Act Loi sur les sociétés par actions AKANDA CORP. Corporation Name / Dénomination sociale 2854618 Ontario Corporation Number / Numéro de société de l'Ontario This is to certify that these articles are effective on La présente vise à attester que ces statuts entreront en vigueur le August 27, 2025 / 27 août 2025 Director / Directeur Business Corporations Act / Loi sur les sociétés par actions The Certificate of Amendment is not complete without the Articles of Amendment Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar Ce certificat de modification n'est pas complet s'il ne contient pas les statuts de modification Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises. Directeur ou registrateur Ontarioi,J

Ministry of Public and Business Service Delivery Articles of Amendment Business Corporations Act Corporation Name (Date of Incorporation/Amalgamation) AKANDA CORP. (July 16, 2021) 1. The name of the corporation is changed to: Not amended 2. The number of directors or the minimum/maximum number of directors are amended as follows: Not amended 3. The articles are amended as follows: A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None": Not amended B. The classes and any maximum number of shares that the corporation is authorized to issue: To consolidate the issued and outstanding common shares of the Corporation on the basis of one (1) post-consolidation common share for every 3.125  existing pre-consolidation common shares, provided that no fractional common shares of the Corporation shall be issued in connection with the consolidation and the number of common shares to be received by any one shareholder shall be rounded down to the nearest whole number of common shares.    BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - August 27, 2025 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 1 of 2 Ontario ti,

C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable": Not amended D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None": Not amended E. Other provisions: Not amended 4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act. 5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on: August 15, 2025 The articles have been properly executed by the required person(s). BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - August 27, 2025 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 2 of 2

Ontario& Ministry of Public and Business Service Delivery Ministere des Services au public et aux entreprises Certificate of Amendment Certificat de modification Business Corporations Act Loi sur Les societes par actions AKAN DA CORP. Corporation Name I Denomination sociale 2854618 Ontario Corporation Number/ Numero de societe de !'Ontario This is to certify that these articles are effective on La presente vise a attester que ces statuts entreront en vigueur le December 22, 2025 / 22 decembre 2025 Director I Directeur Business Corporations Act I Loi sur les societes par actions The Certificate of Amendment is not complete without the Articles of Amendment Certified a true copy of the record of the Ministry of Public and Business Service Delivery. V. ~u»A,t~ W . Director/Registrar Ce certificat de modification n'est pas complet s'il ne contient pas les statuts de modification Copie certifiee conforme du dossier du ministere des Services au public et aux entreprises. V. ~u»A,t~W- Directeur ou registrateur

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 Ontario& Articles of Amendment Business Corporations Act Corporation Name (Date of Incorporation/Amalgamation) AKAN DA CORP. (July 16, 2021) 1. The name of the corporation is changed to: Not amended Ministry of Public and Business Service Delivery 2. The number of directors or the minimum/maximum number of directors are amended as follows: Not amended 3. The articles are amended as follows: A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None": N/a B. The classes and any maximum number of shares that the corporation is authorized to issue: (a) Delete the unissued preferred shares, issuable in series, as a class. The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 1 of8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 (b) Increase the authorized capital of the Corporation by providing that the Corporation is authorized to issue an unlimited number of Class A Special Shares and an unlimited number of Class B Special Shares. (c) Provide that the classes and any maximum number of shares that the Corporation is authorized to issue are as follows: The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of Class A Special Shares, and an unlimited number of Class B Special Shares C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable": (a) Restate the rights, privileges, restrictions and conditions attaching to the Common Shares, Class A Special Shares, and Class B Special Shares, as set out below. 1.1 Definitions: PART1 DEFINITIONS (a) "Affiliate" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. The term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. (b) "Automatic Conversion" means the automatic conversion into Common Shares of the Class A Special Shares and Class B Special Shares, as applicable, each in accordance with the terms and conditions set forth in PART 6 of these Articles. (c) "Automatic Conversion Date" has the meaning set forth in Section 6.3. (d) "Class A Special Shares" means the Class A Special Shares in the capital of the Corporation. (e) "Class B Special Shares" means the Class B Special Shares in the capital of the Corporation. (f) "Common Shares" means the common shares in the capital of the Corporation. (g) "Conversion Rate" has the meaning set forth in Section 5.2. (h) "Corporation" means the corporation to which these articles are in respect of. (i) "holder" of any share referred to herein means the holder of such share as registered on the central securities The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 2 of8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 register of the Corporation and, in respect of shares held by joint holders, means all such joint holders. 0) "Liquidation Distribution" means a distribution of assets of the Corporation among its shareholders arising on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. (k) "Original Issue Date" means the date on which the first Special Share is issued. (I) "Permitted Transfer" means, in respect of a proposed Transfer by a holder of Special Shares: (i) in the case of an individual, by gift to a member of one of the individual's immediate family, to a trust, the beneficiaries of which are members of the individual's immediate family or an Affiliate of such individual, in each case for estate planning purposes; (ii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iii) in the case of an individual, pursuant to a qualified domestic relations order; (iv) by virtue of the holder's organizational documents upon liquidation or dissolution of the holder; or (v) subject to the provisions of Section 5.1, a Transfer to the officers or directors of such holder, the members or partners of such holder, any Affiliates of such holder or any employee of such Affiliate. (m) "Permitted Transferee" means any transferee arising from a Permitted Transfer. (n) "Person" means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other similar entity, whether or not a legal entity. (o) "Share Exchange Agreement" means share exchange agreement dated as of March 5, 2025, amended as of March 31, 2025 as further amended, among the Corporation, First Towers & Fiber Corp., a corporation existing under the laws of the Province of British Columbia, and certain common shareholders of the Corporation listed in Schedule "A" of the agreement. (p) "Special Shares" means, collectively, the Class A Special Shares and Class B Special Shares. (q) "Transfer" means any, direct or indirect, sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or encumbrance in or disposition of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise, provided that a Permitted Transfer as contemplated in Section 1.1 (l)(i) and Section 1.1 (l)(v) shall be without consideration or for nominal consideration). PART2 COMMON SHARES 2.1 Common Shares. The Corporation is authorized to issue an unlimited number of Common Shares without nominal or par value. 2.2 Voting. The holders of the Common Shares shall be entitled to one vote for each Common Share held at all meetings of shareholders of the Corporation, and shall vote as a single class with the Common Shares and the Class A Special Shares, other than meetings at which only the holders of another class or series of shares are entitled to vote separately as a class or series. The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 3 of8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 2.3 Dividends. Subject to the prior rights of any other class ranking senior to the Class A Special Shares and equal in rank to the Class A Special Shares and Class B Special Shares, Common Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, such non-cumulative dividends as the directors may from time to time declare. 2.4 Liquidation Distribution. In the event of any Liquidation Distribution, subject to the prior rights of the holders of the shares of any other class ranking senior to the Common Shares and equal in rank to the Class A Special Shares and Class B Special Shares, the holders of the Common Shares shall be entitled to receive all remaining property and assets of the Corporation. PART3 CLASS A SPECIAL SHARES 3.1 Class A Special Shares. The Corporation is authorized to issue an unlimited number of Class A Special Shares without nominal or par value. 3.2 Voting. The holders of the Class A Special Shares shall be entitled to one vote for each Class A Special Shares held at all meetings of shareholders of the Corporation and shall vote as a single class with the Common Shares and the Class A Special Shares, other than meetings at which only the holders of another class or series of shares are entitled to vote separately as a class or series, provided that the holders of Class A Special Shares may not cast a vote in respect of a resolution intended to allow the Corporation to issue Class B Special Shares pursuant to the transactions contemplated in the Share Exchange Agreement in accordance with applicable Nasdaq Listing Rules. 3.3 Dividends. Subject to the prior rights of any other class ranking senior to the Class B Special Shares and equal in rank to the Common Shares and Class B Special Shares, Common Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, such non-cumulative dividends as the directors may from time to time declare. 3.4 Liquidation Distribution. In the event of any Liquidation Distribution, subject to the prior rights of the holders of the shares of any other class ranking senior to the Common Shares and equal in rank to the Common Shares and Class B Special Shares, the holders of the Class A Special Shares shall be entitled to receive all remaining property and assets of the Corporation. PART4 CLASS B SPECIAL SHARES 4.1 Class B Special Shares. The Corporation is authorized to issue an unlimited number of Class B Special Shares without nominal or par value, provided that no Class B Special Shares may be issued until the shareholders of the Corporation and the Nasdaq Stock Market have approved the transactions contemplated pursuant to the Share Exchange Agreement. 4.2 Voting. The holders of the Class B Special Shares shall be entitled to one vote for each Class B Special Shares held at all meetings of shareholders of the Corporation, and shall vote as a single class with the Common Shares and the Class A Special Shares, other than meetings at which only the holders of another class or series of shares are entitled to vote separately as a class or series. 4.3 Dividends. Subject to the prior rights of any other class ranking senior to the Common Shares and equal in rank The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 4 of 8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 to the Class A Special Shares and Class B Special Shares, Common Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, such non-cumulative dividends as the directors may from time to time declare. 4.4 Liquidation Distribution. In the event of any Liquidation Distribution, subject to the prior rights of the holders of the shares of any other class ranking senior to the Common Shares and equal in rank to the Class A Special Shares and Common Shares, the holders of the Class B Special Shares shall be entitled to receive all remaining property and assets of the Corporation. PARTS TRANSFERS 5.1 Limits on Transferability. None of the Special Shares may be Transferred without the prior approval of the board of directors, which shall only be given if: (a) the board of directors is satisfied that the Transfer is a Permitted Transfer; and (b) the transferring holder and the Permitted Transferee enter into a written agreement in form and substance reasonably satisfactory to the Corporation providing such assurances as the Corporation may require relating to, among other things: (c) the eligibility of the Transfer as a Permitted Transfer; (d) the Permitted Transferee's acknowledgement of the transfer restrictions in respect of the Special Shares being transferred; and (e) the Permitted Transferee's agreement to be bound by all of the covenants, agreements and obligations of the transferring holder to the Corporation in respect of (x) matters relating to the Special Shares and (y) the transferring holder's ownership of the Special Shares. The Corporation shall not register, and no holder shall have any right to request, any Transfer of the registered ownership of any Special Shares without such approval. For greater certainty, no holder shall be entitled to pledge, mortgage, exchange, hypothecate or grant a security interest or encumbrance in any Special Shares. Notwithstanding the foregoing, any holder or proposed holder of Special Shares may, at such Person's option, at any time (whether before or after the issuance of any Special Shares to such Person) provide an irrevocable direction and agreement (the "Direction") in favour of the Corporation, that a proposed Transfer contemplated in Section 1.1 (l)(v) shall be deemed not be a Permitted Transfer in respect of any Special Shares held or proposed to be held by such Person (and, for greater certainty, such Direction may (but need not) also provide that any other proposed Transfer contemplated in Section 1.1 (l)(v) shall be conditional upon the proposed transferee executing an identical Direction), whereupon the Corporation shall thereafter disregard any request by such Person for a Transfer to be made pursuant to Section 1.1 (l)(v) unless such request complies with such Direction. 5.2 Conversion Provisions. Unless and until adjusted as provided for in this Section 5.2, for all conversions of Special Shares, each Special Share shall be converted into Common Shares on a 1 :1 basis (the "Conversion Rate"). (a) No fractional Common Shares shall be issued upon conversion of the Special Shares. All Common Shares (including fractions thereof) issuable upon conversion of more than one Special Share by a holder thereof shall be aggregated for the purpose of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional Common Share, The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 5 of8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 the holder shall be entitled to the number of Common Shares determined by rounding the entitlement down to the nearest whole number. (b) If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Shares, the Special Shares shall be similarly subdivided at the same time (failing which the Conversion Rate shall be adjusted accordingly). If the Corporation shall at any time or from time to time after the Original Issue Date effect a consolidation of the outstanding Common Shares, the Special Shares shall be similarly consolidated at the same time (failing which the Conversion Rate shall be adjusted accordingly). (c) If the Common Shares of the Corporation shall be changed into the same or a different number of shares of any class, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares, or a reorganization, merger, amalgamation, arrangement, consolidation, business combination or sale of assets provided for below), then in the event that any Special Shares are thereafter converted into Common Shares, the holders of the Special Shares shall be entitled to receive the kind and amount of shares or other securities or property receivable, upon such reorganization, reclassification or other change, that would have otherwise been receivable by the holders of the number of Common Shares into which such Special Shares would have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein. (d) In case of any merger, amalgamation, consolidation, arrangement, reorganization or other business combination involving the Corporation and any other corporation or other entity or Person, then in the event that any Special Shares are thereafter converted into Common Shares, such Special Shares shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares or other securities or property to which a holder of the number of Common Shares of the Corporation that would have otherwise been deliverable upon conversion of such Special Shares would have been entitled upon such event; and, in such case, appropriate adjustment (as determined in good faith by the board of directors of the Corporation) shall be made in the application of the provisions in this Section 5.2(d) set forth with respect to the rights and interest thereafter of the holders of the Special Shares, to the end that the provisions set forth in this Section 5.2(d) (including provisions with respect to changes in and other adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other securities or property thereafter deliverable upon the conversion of the Special Shares. (e) Upon any Special Shares being converted as herein provided, all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Automatic Conversion Date, other than the right of the holders thereof to receive Common Shares in exchange therefor. PART6 AUTOMATIC CONVERSIONS OF SPECIAL SHARES 6.1 Class A Special Shares. Class A Special Shares shall be converted automatically into Common Shares immediately upon the Corporation's shareholders passing a resolution approving the issuance of Class B Special Shares in accordance with Nasdaq Listing Rule 5635(d). 6.2 Class B Special Shares. Class B Special Shares shall be converted automatically into Common Shares on the following schedule, provided that none of the Class B Special Shares shall convert to Common Shares prior to the approval of the conversion of the Class B Special Shares into Common Shares in accordance with the listing rules of the Nasdaq Stock Market, as set forth in the Share Exchange Agreement: 19.9% of the Class B Special Shares will convert to Common Shares on February 2, 2026; 2.25% of the Class B Special Shares will convert to Common Shares on August 3, 2026; The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 6 of8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 3.25% of the Class B Special Shares will convert to Common Shares on February 3, 2027; All remaining Class B Special Shares will convert to Common Shares on August 3, 2026, the calculation of such number of shares made on a pro-rata per holder basis. 6.3 Automatic Conversion. Upon the occurrence of an automatic conversion under the foregoing Sections, all the then issued and outstanding Special Shares of the applicable class shall be converted automatically without any further action by the holders thereof and whether or not the certificates (if any) representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that in each case all holders of Special Shares being converted shall be given written notice of the occurrence of an Automatic Conversion, including the date such event occurred (the "Automatic Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the Common Shares issuable upon such conversion unless certificates evidencing such Special Shares being converted, if any, are either delivered to the Corporation, or its transfer agent, or the holder notifies the Corporation, or its transfer agent, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation (and its transfer agent, if applicable) from any loss incurred by it in connection therewith. 6.4 Effect of Automatic Conversion. On the Automatic Conversion Date, all rights with respect to the Special Shares so converted shall terminate, except for any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of Common Shares into which such Special Shares have been converted. Upon the automatic conversion of the applicable Special Shares, the holders of such Special Shares shall surrender the certificates representing such shares at the registered office of the Corporation or of its transfer agent. Upon surrender of such certificates, the Corporation shall promptly issue and deliver to such holder, in such holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which the Special Shares surrendered were converted on the Automatic Conversion Date. Such conversion shall be deemed to have been made upon the occurrence of the Automatic Conversion and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None": N/a E. Other provisions: N/a 4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act. 5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 7 of8

BCA - Articles of Amendment - AKAN DA CORP. - OCN:2854618 - December 22, 2025 on: August 29, 2025 The articles have been properly executed by the required person(s). The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar. Ministry of Public and Business Service Delivery Page 8 of8

Ontario

Ministry of Public and
Business Service Delivery
Ministère des Services au public et
aux entreprises

Certificate of Amendment

Business Corporations Act

Certificat de modification

Loi sur les sociétés par actions

AKANDA CORP.

Corporation Name / Dénomination sociale

2854618

Ontario Corporation Number / Numéro de société de l’Ontario

This is to certify that these articles are effective on

La présente vise à attester que ces statuts entreront en vigueur le

January 12, 2026 / 12 janvier 2026

V. Quintanilla W.

Director / Directeur

Business Corporations Act / Loi sur les sociétés par actions

The Certificate of Amendment is not complete without the Articles of Amendment

Certified a true copy of the record of the Ministry of Public and Business Service Delivery.

V. Quintanilla W.

Director/Registrar

Ce certificat de modification n’est pas complet s’il ne contient pas les statuts de modification

Copie certifiée conforme du dossier du ministère des Services au public et aux entreprises.

V. Quintanilla W.

Directeur ou registrateur

Ministry of Public and Business Service Delivery Articles of Amendment Business Corporations Act Corporation Name (Date of Incorporation/Amalgamation) AKANDA CORP. (July 16, 2021) 1. The name of the corporation is changed to: Not amended 2. The number of directors or the minimum/maximum number of directors are amended as follows: Not amended 3. The articles are amended as follows: A. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter "None": Not amended B. The classes and any maximum number of shares that the corporation is authorized to issue: To consolidate the issued and outstanding common shares of the Corporation on the basis of one (1) post-consolidation common share for every 5 existing pre-consolidation common shares, provided that no fractional common shares of the Corporation shall be issued in connection with the consolidation and the number of common shares to be received by any one shareholder shall be rounded down to the nearest whole number of common shares.    BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - January 12, 2026 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 1 of 2 Ontario ti,

C. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter "Not Applicable": Not amended D. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter "None": Not amended E. Other provisions: Not amended 4. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act. 5. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on: November 28, 2025 The articles have been properly executed by the required person(s). BCA - Articles of Amendment - AKANDA CORP. - OCN:2854618 - January 12, 2026 The endorsed Articles of Amendment are not complete without the Certificate of Amendment. Certified a true copy of the record of the Ministry of Public and Business Service Delivery. Director/Registrar, Ministry of Public and Business Service Delivery Page 2 of 2